SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2016

Precious Investments, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55711	90-0338080
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1101 - 21 Dundas Square Toronto Ontario, Canada	M5B 1B7
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 416-878-3377

_________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Asset Purchase Agreement

On December 5, 2016, we entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Cornerstone United Capital, LLC (“Cornerstone”). Pursuant to the Purchase Agreement, we acquired from Cornerstone colored diamonds with a wholesale value of $105,000,000 (the “Assets”). We did not assume any of Cornerstone’s liabilities in the transaction.

In consideration for the Assets, we issued to Cornerstone and its nominees a total of 214,000,000 shares of our common stock. In addition, Kashif Khan, our officer and director, agreed to transfer his 16,000,000 shares of common stock as part of the Purchase Agreement in exchange for 9,457,931 shares of our Series B Preferred Stock.

Consulting Agreement

On December 6, 2016, we entered into a one year Consulting Agreement with Karrah, Inc. and Kashif Khan for the team to act as a non-exclusive advisor and sales agent in assisting us in the marketing and sales of our colored diamond inventory on an international basis and domestically.

In exchange for the consulting services, we agreed to allow the consultant to retain up to the first $1,500,000 in revenues generated, which shall be used exclusively to pay off that certain promissory note we issued to Karrah, Inc. dated October 28, 2016 in the principal amount of $1,500,000. Following such payment, we have agreed to a revenue share, with our company allotted 95% and the consultant allotted 5% of all gross revenues received solely from the efforts of the consultant in the sale of our diamond inventory. Sales conducted by us will not be subject to a revenue share.

The foregoing description of the Purchase Agreement and the Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Purchase Agreement and the Consulting Agreement, which are filed with the Securities and Exchange Commission as Exhibits 2.1 and 10.1 to this Current Report on Form 8-K.

SECTION 2 - FINANCIAL INFORMATION

Item 2.01 - Completion of Acquisition or Disposition of Assets

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 - UNREGISTERED SALES OF EQUITY SECURITIES

The information provided in Items 1.01 and 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

The above securities were issued pursuant to the exemption from registration set forth in Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Rule 506 of Regulation D promulgated thereunder. The Company believes that the investor had adequate information about the Company as well as the opportunity to ask questions and receive responses from management.

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SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01 Changes in Control of Registrant

The information provided in Items 1.01, 2.01 and 3.02 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the issuance and transfer of 230,000,000 shares of our common stock to Cornerstone and its nominees, we have experienced a change of control of our company.

There are no arrangements known to the company, the operation of which may, at a subsequent date, result in a change in control of the registrant.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information provided in Items 1.01, 2.01 and 5.01 of this Current Report on Form 8-K is incorporated herein by reference.

On December 5, 2016, Kashif Khan resigned from all officer positions and as a member of our Board of Directors. As a result, we mutually agreed to terminate Mr. Khan’s employment agreement. Mr. Khan’s departure with our company was not the result of any disagreements with us regarding operations, policies, accounting practices or otherwise. Mr. Khan will remain associated with our company in connection with his consulting role, as explained above.

Effective December 5th , 2016, we have appointed Michelle Furnari as our Chief Executive Officer and member of our board of directors, James A. Essex as our Chief Financial Officer and member of our board of directors, and Linda Sterling as our Secretary and member of our board of directors.

Michelle Furnari

From January 2009 to the present, Ms. Furnari has held the position of Global Wealth Advisor with Pristine Capital, serving as a liaison with a number of banking institutions. She has been in the banking and financial industry for most of her career, holding positions at Banque Baring Bros. Sturdza S.A., BSI Bank S.A., Wycombe Financial Services, Banque Notz Stucki S.A. and Citigroup Private Bank.

James A. Essex

Mr. Essex has been with the publicly traded company, CardioGenics Holdings Inc., since 1999. He currently serves as CFO. He founded Hunter & Associates Inc. in 1990, a private financial consulting firm. Previously, he was a co-owner, President and COO of Calais Investigations, Inc., a private company (from 1993 to 1998), a Vice President of Confederation Trust (1989) and a Vice President of Chemical Bank of Canada (now Chase Manhattan Bank of Canada) from 1977 through 1987.

Linda Sterling

Ms. Sterling has been managing CardioGenics’ legal affairs since 2003, where she currently serves as Director and Secretary. Linda has been in the legal community in the capacity as a Law Clerk with both Stikeman Elliott LLP and Davies Ward Phillips & Vineberg LLP since 1999. She developed expertise with both public and private company legal compliance and has been responsible for CardioGenics' compliance and maintenance of corporate governance since 2001. She is licensed as a Legal Executive (F.Inst.L.C.O.); with the Institute of Law Clerks of Ontario, of which she is a member. She has held the position of CEO and director of Sterling Studios since 1989.

Aside from the foregoing, Michelle Furnari, James A. Essex and Linda Sterling do not hold and have not held over the past five years any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

There are no family relationships between Michelle Furnari, James A. Essex and Linda Sterling and any of our directors or executive officers.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated December 5, 2016
10.1	Consulting Agreement, dated December 6, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Precious Investments, Inc.

/s/ Michelle Furmari

Michelle Furnari
Chief Executive Officer

Date: December 9, 2016

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